UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 12, 2004

                             ALIGN TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-32259                  94-3267295
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

881 Martin Avenue, Santa Clara, California                         95050
------------------------------------------                       ----------
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (408) 470-1000

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

      On July 12, 2004, Align Technology, Inc. ("Align") announced the appointment of Robert D. Mitchell as Vice President of Worldwide Sales reporting directly to Align's President and Chief Executive Officer, Thomas M. Prescott. In the same release, Align announced that Jon Fjeld, VP of Engineering has left the company. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

Exhibit No.       Description

-----------       -----------
   99.1           Press Release, dated July 12, 2004 for Align Technology, Inc.
                  announcing the appointment of Robert D. Mitchell as Vice
                  President of Worldwide Sales.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2004                           Align Technology, INC.

                                               By: /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

   99.1           Press Release, dated July 12, 2004 for Align Technology, Inc.
                  announcing the appointment of Robert D. Mitchell Vice President of Worldwide Sales.